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                                                                    EXHIBIT 10.2

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Amendment"), effective as of June 17, 2005, is entered into by and among LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation ("Parent"), CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and S. Douglas Hutcheson ("Executive"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement (as defined below). All Section, Exhibit and Attachment references in this Amendment are to Sections, Exhibits and Attachments of the Original Agreement.

      WHEREAS, Parent, the Company and Executive are parties to that certain Amended and Restated Executive Employment Agreement (the "Original Agreement"), effective as of January 10, 2005.

      WHEREAS, the parties desire to amend the Original Agreement as set forth below to amend the vesting schedule applicable to the restricted stock awards to be made by Parent to Executive pursuant to the Original Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereby amend the Original Agreement as follows:

      1. Paragraph 1 of Exhibit B to Attachment A-1 to Exhibit A to the Original Agreement. Paragraph 1 of Exhibit B to the form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement attached as Attachment A-1 to Exhibit A to the Original Agreement is hereby amended to read as follows:

            "1. Time-Based Vesting. Subject to any accelerated vesting pursuant to paragraphs 2, 3 and 4 below, the Unreleased Shares shall be released from the Company's Repurchase Option in their entirety on February 28, 2008, if the Holder is an Employee, Director or Consultant on such date."

      2. Paragraph 4 of Exhibit E to Attachment A-1 to Exhibit A to the Original Agreement. The reference to "one hundred twenty (120) days" in Paragraph 4 of the Joint Escrow Instructions attached as Exhibit E to the Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement attached as Attachment A-1 to Exhibit A to the Original Agreement is hereby amended to read "one hundred fifty (150) days."

      3. Paragraph 4 of Exhibit E to Attachment A-4 to Exhibit A to the Original Agreement. The reference to "one hundred twenty (120) days" in Paragraph 4 of the Joint Escrow Instructions attached as Exhibit E to the Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement attached as Attachment A-4 to Exhibit A to the Original Agreement is hereby amended to read "one hundred fifty (150) days."

      4. Miscellaneous. This Amendment shall be and is hereby incorporated in and forms a part of the Original Agreement. All other terms and provisions of the Original Agreement shall remain unchanged except as specifically modified herein.

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

                                              LEAP WIRELESS INTERNATIONAL, INC.

                                              By: /s/ Robert J. Irving, Jr.
                                                  ______________________________
                                              Name: Robert J. Irving, Jr.
                                                    ____________________________
                                              Title: Secretary
                                                     ___________________________

                                              CRICKET COMMUNICATIONS, INC.

                                              By: /s/ Robert J. Irving, Jr.
                                                  ______________________________
                                              Name: Robert J. Irving, Jr.
                                                    ____________________________
                                              Title: Secretary
                                                     ___________________________

                                              EXECUTIVE

                                               /s/ S. Douglas Hutcheson
                                              __________________________________
                                              S. Douglas Hutcheson

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